Acquisition	12 Months Ended
Mar. 31, 2022
Acquisition
Acquisition
3.	Acquisition

On September 1, 2021, Wuxi Wangdao acquired 100% equity interest of Jisen Information, for a consideration of 2,900,000 newly issued ordinary shares from the Group. The ordinary shares were registered on September 1, 2021, valued at $1.60 per share.

The net revenue and net income of Jisen Information since the acquisition date and that were included in the Group’s consolidated statements of operations and comprehensive income/(loss) for year ended March 31, 2022 are $645,666 and $316,155, respectively.

The Group engaged an independent valuation firm to assist management in valuing assets acquired, liabilities assumed and intangible assets identified as of the acquisition day.

The identifiable intangible assets acquired upon acquisition were computer software copyrights, which have an estimated useful life of approximately 5 years. All other current assets and current liabilities carrying value approximated fair value at the time of acquisition. The fair value of the intangible assets identified was determined by adopting the Replacement Cost Method. The fair value of the consideration was based on closing market price of the Company’s common share on the acquisition date, which is a preliminary analysis and may be updated within one year from the acquisition date.

The allocation of the purchase price is as follows:

Amount
USD
Fair value of total consideration transferred:
Equity instrument (2.9 million common shares issued)	4,640,000
Less: Cash acquired from business combination	(50,427)
Subtotal:	4,589,573
Recognized amounts of identifiable assets acquired and liability assumed:
Current assets	17,152
Intangible asset - computer software copyrights	175,854
Current liabilities	(140,581)
Deferred tax liabilities	(43,964)
Total identifiable net assets	8,461
Goodwill*	4,581,112

* The goodwill generated from the expected synergies from the cooperation of promoting the national pilot project of Education Certificate + Several Vocational Skill Level Certificates. Jisen has established long-term cooperation with five Chinese colleges and universities such as Anhui Normal University, Anhui University of Engineering and Anhui Business College. Also, Jisen Information’s cloud education technology architecture system provides important complement to Company’s existing technology platform.

The goodwill is not deductible for tax purposes.